                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                ----------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 2, 2001


                        CORPORATE OFFICE PROPERTIES TRUST
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


            MARYLAND                  0-20047                 23-2947217
            --------                  -------                 ----------
 (State or other jurisdiction of    (Commission              (IRS Employer
         incorporation)            File Number)         Identification Number)


                        8815 CENTRE PARK DRIVE, SUITE 400
                            COLUMBIA, MARYLAND 21045
                        ---------------------------------
                    (Address of principal executive offices)


                                 (410) 730-9092
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

AIRPORT SQUARE PROPERTIES

         Through a series of transactions, the last occurring on August 3, 2001, Corporate Office Properties Trust (the "Company"), through affiliates of Corporate Office Properties, L.P. (the "Operating Partnership"), acquired six office buildings and a contiguous fitness center totaling approximately 412,000 square feet located in the Airport Square Business Park in Linthicum, Maryland (the "Airport Square Properties").

         The Airport Square Properties were acquired for an aggregate cost of $45.3 million, including transaction costs. The Company paid the purchase price and transaction costs using $24.1 in borrowings under two mortgage loans payable, $13.2 million in borrowings under its existing secured revolving credit facility with Deutsche Banc Alex. Brown and cash reserves for the balance.

         The following schedule sets forth certain information relating to each of the buildings as of August 30, 2001:


                                                                       Percentage        Total
                                                                         of              Rental
                           Year    Rentable               Total       Total Rental       Revenue per      Major Tenants
                          Built/    Square                Rental      Revenue of         Occupied         (10% or more of
    Property Locations   Renovated   Feet   Occupancy(1)  Revenue(2)  Occupied Sq.Ft.(3) Square Foot(4)   Rentable Square Feet)

-----------------------------------------------------------------------------------------------------------------------------

   920 Elkridge Landing Rd.  1982     96,566       100.0% $ 1,346,798           21%        $13.95  Ciena Corporation (100.0%)

   880 Elkridge Landing Rd.  1981     91,534      100.0%    1,533,195           25%         16.75  Arbros Communications,
                                                                                                   Inc. (100%)
   901 Elkridge Landing Rd.  1984     56,847       88.2%      752,158            12%        15.00  State of Maryland (59%);
                                                                                                   Institute for Operations
                                                                                                   Research and Management
                                                                                                   Sciences (15%);
                                                                                                   Powerize.com, Inc. (10%)
   891 Elkridge Landing Rd.  1984     56,489       86.4%      877,341           14%         17.99  Medaphis Services Corp.
                                                                                                   (52%);
                                                                                                   Metropolitan Life Insur.
                                                                                                   Co. (26%)
   938 Elkridge Landing Rd.  1984     52,988      100.0%      913,248           14%         17.23  U.S. Department of Defense
                                                                                                   (100%)
   940 Elkridge Landing Rd.  1984     51,704      100.0%      777,432           12%         15.04  Cadmus Journal Services
                                                                                                   (100%)
   870 Elkridge Landing Rd.  1981      5,627      100.0%      105,738            2%         18.79  U.S. Dept. of Defense
                                                                                                   (100%)
                                    --------              ---------------------------
   TOTAL/AVERAGE                     411,755       96.5%  $ 6,305,910          100%        $15.87
                                    ========              ===========================


   (1) This percentage is based on all leases in effect as of August 30, 2001.
   (2) Total rental revenue is the monthly contractual base rent as of August 30, 2001 multiplied by 12 plus the estimated annualized expense reimbursements under existing leases.
   (3) This percentage is based on the property's rental revenue to the total rental revenue of the Airport Square Properties.
   (4) This represents the property's total rental revenue divided by its occupied square feet as of August 30, 2001.

         The following schedule sets forth annual lease expirations for the Airport Square Properties as of August 30, 2001 assuming that none of the tenants exercise renewal options:



                                                                                                              Total Rental Revenue
       Year of       Number of   Square Footage     Percentage of       Total Rental      Percentage of Total   of Expiring Leases
       Lease         Leases       of Leases         Total Occupied    Revenue of Expiring   Rental Revenue      Per Rentable Square
       Expiration(1) Expiring      Expiring         Square Feet          Leases (2)           Expiring (2)             Foot (2)
       ----------------------------------------------------------------------------------------------------------------------------
                                                                     (In thousands)
       8/31/01-
       12/31/01       1               5,921           1.5%               $   112                  1.8%            $19.00
         2002         3              38,745           9.8%                   660                 10.4%             17.03
         2003         4              15,320           3.9%                   256                  4.1%             16.70
         2004         1              14,724           3.7%                   281                  4.5%             19.06
         2005         2              73,121          18.4%                 1,057                 16.7%             14.46
         2006         -                 -             0.0%                   -                    0.0%                 -
         2007         1              96,566          24.3%                 1,347                 21.4%             13.95
         2008         -                 -             0.0%                   -                    0.0%                 -
         2009         1               8,431           2.1%                   147                  2.3%             17.43
         2010         1              52,988          13.3%                   913                 14.5%             17.24
         2011         1              91,534          23.0%                 1,533                 24.3%             16.75
                      -            --------        -------              --------                ------
TOTAL/WEIGHTED       15             397,350         100.0%               $ 6,306                100.0%            $16.02
                     ==            ========        =======              ========                ======
AVERAGE

(1) The two government leases within this portfolio are subject to certain early termination provisions which are customary to government leases.

    The year of lease expiration was computed assuming such early termination rights will not be exercised.

(2) Total rental revenue is the monthly contractual base rent as of August 30, 2001 multiplied by 12 plus the estimated annualized expense reimbursements under existing leases.

GATEWAY 63 PROPERTIES

         On August 30, 2001, the Company, through the Operating Partnership, acquired four office buildings totaling approximately 187,000 square feet located in the Columbia Gateway Business Park in Columbia, Maryland (the "Gateway 63 Properties").

         The Gateway 63 Properties were acquired for an aggregate cost of $23.8 million, including transaction costs. The Company paid the purchase price and transaction costs by assuming a $15.8 million mortgage loan payable, using $4.3 million in borrowings under its existing secured revolving credit facility with Deutsche Banc Alex. Brown, issuing 310,342 common units in the Operating Partnership valued at $3.3 million and using cash reserves for the balance.

         The following schedule sets forth certain information relating to each of the buildings as of August 30, 2001:


                                                                       Percentage of         Total Rental
                             Year    Rentable               Total      Total Rental          Revenue per     Major Tenants
                            Built/   Square                 Rental       Revenue of          Occupied        (10% or more of
     Property Locations    Renovated  Feet    Occupancy(1)  Revenue(2)   Occupied Sq.Ft.(3)  Square Foot(4)  Rentable Square Feet)

------------------------------------------------------------------------------------------------------------------------


   7067 Columbia Gateway Dr.    2000  82,032      100.0% $1,148,448          39%       $14.00 Corvis Corporation (100%)

   7065 Columbia Gateway Dr.    2000  38,560      100.0%   612,718           21%        15.89 Corvis Corporation (100%)

   7063 Columbia Gateway Dr.    2000  36,936      100.0%   575,832           19%        15.59 Corvis Corporation (100%)

   7061 Columbia Gateway Dr.    2000  29,604      100.0%   636,486           21%        21.50 Manekin, LLC (83%)
                                                                                              Visualtek Solutions, Inc. (17%)


                                     --------            ------------------------
   TOTAL/AVERAGE                     187,132      100.0% $2,973,484         100%       $15.89
                                     ========            ========================

   (1) This percentage is based on all leases in effect as of August 30, 2001.
   (2) Total rental revenue is the monthly contractual base rent as of August 30, 2001 multiplied by 12 plus the estimated annualized expense reimbursements under existing leases.
   (3) This percentage is based on the property's rental revenue to the total rental revenue of the Gateway 63 Properties.
   (4) This represents the property's total rental revenue divided by the respective property's occupied square feet as of August 30, 2001.

         The following schedule sets forth annual lease expirations as of August 30, 2001 for the Gateway 63 Properties assuming that none of the tenants exercise renewal options:


                  Number of                   Percentage of                      Percentage of    Total Rental Revenue
       Year of    Leases      Square Footage      Total         Total Rental      Total Rental     of Expiring Leases
        Lease      Expiring     of Leases        Occupied        Revenue of         Revenue       Per Rentable Square
      Expiration                 Expiring      Square Feet    Expiring Leases(1)    Expiring(1)          Foot(1)
       -------------------------------------------------------------------------------------------------------------------
                                                               (in thousands)
       8/31/01 -
       12/31/01            -                -           0.0%              $   -             0.0%                $   -

         2002              -                -          0.0%                   -             0.0%                      -

         2003              -                -          0.0%                   -             0.0%                      -

         2004              -                -          0.0%                   -             0.0%                      -

         2005              2           29,604         15.8%                636             21.4%                  21.50

         2006              -                -          0.0%                   -             0.0%                      -

         2007              -                -          0.0%                   -             0.0%                      -

         2008              -                -          0.0%                   -             0.0%                      -

         2009              -                -          0.0%                   -             0.0%                      -

         2010              2           75,496          40.3%               1,189           40.0%                  15.74

         2011              1           82,032          43.9%               1,148           38.6%                  14.00
                                       ------          -----               -----           -----

TOTAL/WEIGHTED             5          187,132          100.0%             $2,973           100.0%                $ 16.30
AVERAGE                    =          =======          ======             ======           ======


    (1) Total rental revenue is the monthly contractual base rent as of August 30, 2001 multiplied by 12 plus the estimated annualized expense reimbursements under existing leases.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

                  (a)      Financial Statements of Businesses Acquired

                           The financial statements of the Airport Square Properties and the Gateway 63 Properties are included herein. See pages F-14 through F-23.

                  (b)      Pro Forma Financial Information

                           The pro forma condensed consolidating financial statements of the Company are included herein. See pages F-1 through F-13.

                  (c)      Exhibits


EXHIBIT NUMBER                      DESCRIPTION
--------------                      -----------
99.1                               Purchase and Sale Agreement, dated February
                                   28, 2001, between Aetna Life Insurance
                                   Company and COPT Acquisitions, Inc.

99.2 Contribution Agreement, dated June 1, 2001, between RA & DM, Inc., Manekin Investment
                                   Associates 3 LLC and Corporate Office
                                   Properties, L.P.

99.3                               Computation of ratio of earnings to
                                   combined fixed charges and Preferred Share dividends.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 5, 2001

                                  CORPORATE OFFICE PROPERTIES TRUST


                                  By:      /s/ Randall M. Griffin
                                           -------------------------
                                  Name:    Randall M. Griffin
                                  Title:   President and Chief Operating Officer


                                  By:      /s/ Roger A. Waesche, Jr.
                                           -------------------------
                                  Name:    Roger A. Waesche, Jr.
                                  Title:    Chief Financial Officer

                        CORPORATE OFFICE PROPERTIES TRUST
                          INDEX TO FINANCIAL STATEMENTS



I.       PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS OF THE COMPANY
         Pro Forma Condensed Consolidating Balance Sheet
         as of June 30, 2001 (unaudited)                                                             F-4

         Pro Forma Condensed Consolidating Statement of Operations for the Year
         Ended December 31, 2000 (unaudited)                                                         F-5

         Pro Forma Condensed Consolidating Statement of Operations for the
         Six Month Period Ended June 30, 2001 (unaudited)                                            F-6

         Notes and Management's Assumptions to Pro Forma Condensed
         Consolidating Financial Information                                                         F-7


II. AIRPORT SQUARE PROPERTIES

         Report of Independent Accountants                                                          F-14

         Statement of Revenue and Certain Expenses
         for the Year Ended December 31, 2000                                                       F-15

         Statement of Revenue and Certain Expenses
         for the Six Months Ended June 30, 2001                                                     F-16

         Notes to Financial Statements                                                              F-17

III. GATEWAY 63 PROPERTIES

         Report of Independent Accountants                                                          F-19

         Statement of Revenue and Certain Expenses
         for the Year Ended December 31, 2000                                                       F-20

         Statement of Revenue and Certain Expenses
         for the Six Months Ended June 30, 2001                                                     F-21

         Notes to Financial Statements                                                              F-22

                        CORPORATE OFFICE PROPERTIES TRUST
             PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION

Set forth below are the unaudited pro forma condensed consolidating balance sheet as of June 30, 2001, and the unaudited pro forma condensed consolidating statements of operations for the year ended December 31, 2000 and the six month period ended June 30, 2001, of Corporate Office Properties Trust and its consolidated affiliates, including Corporate Office Properties, L.P. (the "Operating Partnership"). Corporate Office Properties Trust and its consolidated affiliates, including the Operating Partnership, are collectively referred to herein as the "Company."

The pro forma condensed consolidating financial information is presented as if the following transactions had been consummated on the earlier of the actual date of consummation or June 30, 2001, for balance sheet purposes, and at January 1, 2000, for purposes of the statements of operations:

2000 TRANSACTIONS:
o The acquisition of an office building on April 18, 2000 ("7240 Parkway Drive") for $7,464,000 using $7,285,000 in proceeds from our Revolving Credit Facility with Deutsche Banc Alex. Brown (the "Revolving Credit Facility") and cash reserves for the balance.

o The disposition of a retail property on June 19, 2000 ("Minot Retail") for $2,970,000 of which $2,432,000 was used to pay off a mortgage loan payable on the property and the balance applied to cash reserves.

o The disposition of a retail property on November 10, 2000 ("Tred Avon") for $5,800,000 of which $2,756,000 was used to pay off a mortgage loan payable on the property, $2,000,000 to pay down our Revolving Credit Facility and the balance applied to cash reserves.

o The disposition of an office building on December 28, 2000 ("3 Center Drive") for $2,790,000 of which $1,755,000 was used to pay off a mortgage loan payable on the property and the balance applied to cash reserves.

The above transactions are collectively referred to herein as the "2000 Transactions."

2001 TRANSACTIONS:
o On January 1, 2001, we acquired all of the stock in Corporate Office Management, Inc. ("COMI") that we did not previously own for $26,000. We accounted for this acquisition using the purchase method of accounting. Prior to January 1, 2001, we accounted for our investment in COMI and its subsidiaries using the equity method of accounting. Since we own all of the voting interests in COMI and control its operations effective January 1, 2001, we began consolidating the accounts of COMI and its subsidiaries with our accounts on that date.

o The acquisition of two office buildings in Columbia, Maryland on May 14, 2001 (the "State Farm Properties") for $13,245,000 using $12,915,000 in proceeds from our Revolving Credit Facility and cash reserves for the balance.

o The disposition of an office building located in Cranbury, New Jersey on June 18, 2001 ("19 Commerce Drive") for $11,525,000 of which $7,000,000 was used to pay off a mortgage loan payable on the property, $728,000 to pay other settlement and sales costs and the balance applied to cash reserves.

o The acquisition of six office buildings in Linthicum, Maryland during 2001 (the "Airport Square Properties") for $45,301,000, including $3,551,000 already reflected in the June 30, 2001 historical balances, using $24,077,000 in proceeds from two mortgage loans payable, $13,200,000 in proceeds from our Revolving Credit Facility, $3,965,000 in proceeds from the sale of 19 Commerce Drive and cash reserves for the balance.

o The acquisition of four office buildings in Columbia, Maryland on August 30, 2001 (the "Gateway 63 Properties") for $23,835,000 using $15,750,000 in proceeds from an assumed mortgage payable, $4,295,000 in proceeds from our Revolving Credit Facility, issuing 310,342 common units in our Operating Partnership valued at $3,259,000 to the seller and cash reserves for the balance.

o The issuance of 544,000 Series D Cumulative Convertible Redeemable Preferred Shares of beneficial interest ("Series D Preferred Shares") on January 25, 2001 for net proceeds of $11,893,000, $8,245,000 of which was used to pay down the Revolving Credit Facility.

o The issuance of 1,150,000 Series E Cumulative Redeemable Preferred Shares of beneficial interest ("Series E Preferred Shares") on
         April 6, 2001 for net proceeds of $26,950,000, all of which was used to pay down the Revolving Credit Facility.

o The issuance of 1,000,000 Series F Cumulative Redeemable Preferred Shares of beneficial interest ("Series F Preferred Shares") expected to occur in September 2001 for net proceeds of $23,747,000, all of which is expected to be used to pay down the Revolving Credit Facility.

The above transactions are collectively referred to herein as the "2001 Transactions."

This pro forma condensed consolidating financial information should be read in conjunction with the historical financial statements of the Company and those of the Airport Square Properties and the Gateway 63 Properties. In management's opinion, all adjustments necessary to reflect the effects of the above transactions have been made. This pro forma condensed consolidating financial information is unaudited and is not necessarily indicative of what the Company's actual financial position would have been at June 30, 2001, nor does it purport to represent the future financial position and results of operations of the Company.

                        CORPORATE OFFICE PROPERTIES TRUST
                 PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET
                               AS OF JUNE 30, 2001
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                 Historical      Airport      Gateway 63    Preferred    Pro Forma
                                                Consolidated      Square      Properties     Offering   Adjustments    Pro Forma
                                                    (A)         Properties        (C)          (D)                   Consolidated
                                                                   (B)
ASSETS
    Net investments in real estate               $    792,000    $   41,750     $   23,835    $       -    $       -    $  857,585
    Cash and cash equivalents                           2,962         (508)          (531)            -            -         1,923
    Other assets                                       53,845       (3,965)              -            -            -        49,880
                                                 ------------    ----------     ----------    ---------    ---------    ----------

            Total assets                         $    848,807    $   37,277     $   23,304    $       -    $       -    $  909,388
                                                 ============    ==========     ==========    =========    =========    ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
    Mortgage loans payable                       $    475,999    $   37,277     $   20,045    $(23,747)    $       -    $  509,574
    Other liabilities                                  38,171             -              -            -            -        38,171
                                                 ------------    ----------     ----------    ---------    ---------    ----------
            Total liabilities                         514,170        37,277         20,045     (23,747)            -       547,745
                                                 ------------    ----------     ----------    ---------    ---------    ----------



Minority interests                                    103,491             -          2,847            -            -       106,338
                                                 ------------    ----------     ----------    ---------    ---------    ----------

Shareholders' equity
    Preferred shares of beneficial interest                29             -              -           10            -            39
    Common shares of beneficial interest                  207             -              -            -            -           207
    Additional paid-in capital                        249,618             -            412       23,737            -       273,767
    Other                                            (18,708)             -              -            -            -      (18,708)
                                                 ------------    ----------     ----------    ---------    ---------    ----------
            Total shareholders' equity                231,146             -            412       23,747            -       255,305
                                                 ------------    ----------     ----------    ---------    ---------    ----------
            Total liabilities and
            shareholders' equity                 $    848,807    $   37,277     $   23,304    $       -    $       -    $  909,388
                                                 ============    ==========     ==========    =========    =========    ==========


          See accompanying notes and management's assumptions to pro forma financial statements.

                        CORPORATE OFFICE PROPERTIES TRUST
            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                           Historical      2000                   State Farm  19 Commerce     Airport     Gateway 63
                          Consolidated Transactions     COMI      Properties     Drive        Square      Properties
                              (A)           (B)          (C)          (D)          (E)      Properties        (G)
                                                                                                (F)

REVENUES:
    Rental revenue           $  93,309    $   (638)    $       -    $   1,698    $ (1,401)    $   4,748    $    1,004
    Tenant recoveries
    and other revenue           15,684        (232)            -          558         (27)          374            83
    Service operation
      revenue                        -            -        4,040            -            -            -             -
                            ----------    ---------    ---------    ---------    ---------    ---------    ----------

        Total revenues         108,993        (870)        4,040        2,256      (1,428)        5,122         1,087
                            ----------    ---------    ---------    ---------    ---------    ---------    ----------
EXPENSES:
    Property operating          31,235        (189)            -          898        (413)        1,800           153
    General and
      administrative             4,867          (5)            -            -            -            -             -
    Interest                    30,454            -            -            -            -            -             -
    Depreciation and
    Amortization                18,359            -            -            -            -            -             -
    Service operation
    expenses                         -            -        4,254            -            -            -             -
                            ----------    ---------    ---------    ---------    ---------    ---------    ----------

        Total expenses          84,915        (194)        4,254          898        (413)        1,800           153
                            ----------     --------     --------     --------     --------     --------     ---------

Gain (loss) on sale of
      Properties                   107        (107)            -            -            -            -             -
Equity in loss of
     unconsolidated
     subsidiary                   (310)          -             -            -            -            -             -
                            ----------    ---------    ---------    ---------    ---------    ---------    ----------
Income (loss) before
minority interests
and income taxes                23,875        (783)        (214)        1,358      (1,015)        3,322           934
Minority interests
    Preferred Units            (2,240)            -            -            -            -            -             -
    Other partnerships            (26)            -         (51)            -            -            -             -
    Common Units               (6,322)            -            -            -            -            -             -
                            ----------    ---------    ---------    ---------    ---------    ---------    ----------

Net income (loss)
from continuing
operations before income
taxes                          15,287         (783)        (265)        1,358      (1,015)        3,322           934

Income taxes                        -            -          (61)            -            -            -             -
                            ----------     --------     --------     --------     --------     --------     ---------
Net income (loss) from
continuing operations          15,287         (783)        (326)        1,358      (1,015)        3,322           934

Preferred share dividends      (3,802)            -            -            -            -            -             -
                            ----------    ---------    ---------    ---------    ---------    ---------    ----------
Net income (loss) from
continuing operations
available to Common
Shareholders                $   11,485    $   (783)    $   (326)    $   1,358    $ (1,015)    $   3,322    $      934
                            ==========    =========    =========    =========    =========    =========    ==========

Earnings per share: Basic   $     0.61
                            ==========

Earnings per share: Diluted $     0.60
                            ==========

Weighted average number
of shares:  Basic               18,818
                            ==========
            Diluted             19,213
                            ==========


                          Preferred
                          Offerings      Pro Forma      Pro Forma
                             (H)        Adjustments   Consolidated

REVENUES:
    Rental revenue          $       -     $       -    $     98,720
    Tenant recoveries
      and other revenue             -         (217)(I)       16,223
    Service operation
      revenue                       -             -           4,040
                            ---------     ---------       ---------

        Total revenues              -         (217)         118,983
                            ---------     ---------       ---------
EXPENSES:
    Property operating              -             -          33,484
    General and
      administrative                -            -            4,862
    Interest                  (4,805)        3,792 (J)       29,441
    Depreciation and
      Amortization                  -        1,380 (K)       19,739
    Service operation
      expenses                      -         (217)(I)        4,037
                            ---------    ---------      -----------

        Total expenses        (4,805)        4,955           91,563
                             --------    ---------      -----------

Gain (loss) on sale of
    Properties                     -           -                -
Equity in loss of
    unconsolidated
    subsidiary                     -          310 (L)           -
                            ---------    ---------       ----------
Income (loss) before
minority interests
and income taxes                4,805      (4,862)           27,420
Minority interests
    Preferred Units                 -         (48) (M)       (2,288)
    Other partnerships              -           -               (77)
    Common Units                    -          934 (N)       (5,388)
                            ---------    ---------        ---------

Net income (loss)
from continuing
operations before income
taxes                           4,805      (3,976)           19,667

Income taxes                        -           -               (61)
                             --------    ---------        ---------
Net income (loss) from
continuing operations           4,805      (3,976)           19,606

Preferred share dividends     (5,991)            -           (9,793)
                            ---------    ---------        ---------
Net income (loss) from
continuing operations
available to Common
Shareholders                $ (1,186)    $ (3,976)      $     9,813
                            =========    =========      ===========

Earnings per share: Basic                               $      0.52
                                                        ===========
Earnings per share: Diluted                             $      0.51
                                                        ===========
Weighted average number
of shares:  Basic                                            18,818
                                                        ===========
            Diluted                                          20,410
                                                        ===========



        See accompanying notes and management's assumptions to pro forma financial statements.

                        CORPORATE OFFICE PROPERTIES TRUST
            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                  FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2001
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                 Historical    State Farm    19 Commerce      Airport      Gateway 63
                                                Consolidated   Properties       Drive         Square       Properties
                                                     (A)           (D)            (E)       Properties        (G)
                                                                                                (F)

REVENUES:
    Rental revenue                               $     51,579    $      611    $    (779)     $    3,101    $    1,584
    Tenant recoveries and other revenue                 7,033          (50)           (4)            235           196
    Service operation revenues                          2,176             -             -              -             -
                                                 ------------    ----------    ----------     ----------    ----------
        Total revenues                                 60,788           561         (783)          3,336         1,780
                                                 ------------    ----------    ----------     ----------    ----------
EXPENSES:
    Property operating                                 17,024           322         (204)            934           253
    General and administrative                          2,775             -             -              -             -
    Interest                                           15,956             -             -              -             -
    Depreciation and amortization                      10,786             -             -              -             -
    Service operation expenses                          2,244             -             -              -             -
                                                 ------------    ----------    ----------     ----------    ----------
        Total expenses                                 48,785           322         (204)            934           253
                                                 ------------    ----------    ----------     ----------    ----------

Gain (loss) on sale of properties                       1,596             -       (1,596)              -             -
Equity in income of unconsolidated
subsidiaries                                               36             -             -              -             -
                                                 ------------    ----------    ----------     ----------    ----------

Income (loss) before minority interests and
income taxes                                           13,635           239       (2,175)          2,402         1,527
Minority interests
    Preferred Units                                    (1,144)            -             -              -             -
    Other partnerships                                    (54)            -             -              -             -
    Common Units                                       (3,372)            -             -              -             -
                                                 ------------    ----------    ----------     ----------    ----------

Income (loss) from continuing operations
before income taxes                                     9,065           239       (2,175)          2,402         1,527
Income tax benefit                                         52             -             -              -             -
                                                 ------------    ----------    ----------     ----------    ----------


Net income (loss) from continuing operations            9,117           239       (2,175)          2,402         1,527

Preferred share dividends                              (2,494)             -             -              -             -
                                                  -----------    ----------    ----------     ----------    ----------

Net income (loss) from continuing operations
available to Common Shareholders                  $    6,623     $      239    $  (2,175)     $    2,402    $    1,527
                                                   ==========    ==========    ==========     ==========    ==========

Earnings per share:  Basic                        $      0.33
                                                  ===========
Earnings per share:  Diluted                      $      0.32
                                                  ===========

Weighted average number of shares:
                 Basic                                 20,034
                                                  ===========
                 Diluted                               21,359
                                                  ===========



                                                   Preferred
                                                   Offerings       Pro Forma
                                                      (H)         Adjustments        Total

REVENUES:
    Rental revenue                                  $        -   $        -    $  56,096
    Tenant recoveries and other revenue                      -            -        7,410
    Service operation revenues                               -            -        2,176
                                                    ----------    ---------       ---------
        Total revenues                                       -            -       65,682
                                                    ----------    ---------       ---------
EXPENSES:
    Property operating                                       -            -       18,329
    General and administrative                               -            -        2,775
    Interest                                           (1,381)       2,202 (J)    16,777
    Depreciation and amortization                            -         612 (K)    11,398
    Service operation expenses                               -            -        2,244
                                                    ----------    ---------     ---------
        Total expenses                                 (1,381)        2,814       51,523
                                                    ----------    ---------     ---------

Gain (loss) on sale of properties                            -           -             -
Equity in income of unconsolidated
  subsidiaries                                               -        (133)(O)       (97)
                                                    ----------    ---------     ---------

Income (loss) before minority interests and
income taxes                                             1,381      (2,947)       14,062
Minority interests
    Preferred Units                                          -            -       (1,144)
    Other partnerships                                       -           -           (54)
    Common Units                                             -          576(N)    (2,796)
                                                    ----------    ---------     ---------

Income (loss) from continuing operations
before income taxes                                      1,381      (2,371)       10,068
Income tax benefit                                           -            -           52
                                                    ---------- ------------     ---------


Net income (loss) from continuing operations             1,381      (2,371)       10,120

Preferred share distributions                          (2,064)            -       (4,558)
                                                    ----------    ---------     ---------

Net income (loss) from continuing operations
available to Common Shareholders                    $    (683)   $  (2,371)    $   5,562
                                                    ==========     ========     =========

Earnings per share:  Basic                                                     $    0.28
                                                                                =========
Earnings per share:  Diluted                                                   $    0.27
                                                                                =========

Weighted average number of shares:
                 Basic                                                             20,034
                                                                                ==========
                 Diluted                                                           21,518
                                                                                ==========




          See accompanying notes and management's assumptions to pro forma financial statements.

                        CORPORATE OFFICE PROPERTIES TRUST
                      NOTES AND MANAGEMENT'S ASSUMPTIONS TO
                        PRO FORMA CONDENSED CONSOLIDATING
                              FINANCIAL INFORMATION
           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)



1.       BASIS OF PRESENTATION:

Corporate Office Properties Trust (the "Company") is a self-administered Maryland real estate investment trust. As of June 30, 2001, the Company's portfolio included 91 properties, including six owned through joint ventures.

These pro forma condensed consolidating financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company, the Airport Square Properties and the Gateway 63 Properties. In management's opinion, all adjustments necessary to reflect the effects of the 2000 Transactions and the 2001 Transactions have been made. This pro forma condensed consolidating financial information is unaudited and is not necessarily indicative of what the Company's actual financial position would have been at June 30, 2001, nor does it purport to represent the future financial position and results of operations of the Company.

2.       ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET:

(A) Reflects the historical consolidated balance sheet of the Company as of June 30, 2001.

(B) Reflects the acquisition of the Airport Square Properties from unrelated parties using: (i) $24,077 in proceeds from two mortgage loans payable; (ii) $13,200 in proceeds from our Revolving Credit Facility; (iii) $3,965 in proceeds from the sale of 19 Commerce Drive; and (iv) $508 in cash payments.
(C) Reflects the acquisition of the Gateway 63 Properties from an unrelated party using: (i) a $15,750 mortgage loan payable assumed;
             (ii) $4,295 in loan proceeds from our Revolving Credit Facility;
             (iii) issuing 310,342 common units in our operating partnership valued at $3,259; and (iv) $531 in cash payments. This transaction also resulted in a $412 increase to paid-in capital and a corresponding decrease to minority interests resulting from the change in ownership of our Operating Partnership.

(D) Reflects the issuance of 1,000,000 Series F Preferred Shares expected to occur in September 2001 for net proceeds of $23,747, all of which is expected to be used to pay down the Revolving Credit Facility.


3.       ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF
         OPERATIONS:

(A)      Reflects the historical consolidated operations of the Company.

(B) The pro forma adjustments associated with the 2000 Transactions are set forth in the table below.


                                            7240        Minot       Tred Avon     3 Center
                                          Parkway    Retail (ii)      (iii)      Drive (iv)     Total
                                         Drive (i)
Revenues
    Rental income                         $      361    $   (149)   $    (600)    $    (250)    $   (638)
    Tenant recoveries and other revenue            4            -        (145)          (91)        (232)
                                          ----------    ---------   ----------    ----------    ---------
        Total revenues                           365        (149)        (745)         (341)        (870)
                                          ----------    ---------   ----------    ----------    ---------
Expenses
    Property operating                           116          (2)        (215)          (88)        (189)
    General and administrative                     -          (1)          (4)             -          (5)
    Interest                                       -            -            -             -            -
    Depreciation and amortization                  -            -            -             -            -
                                          ----------    ---------   ----------    ----------    ---------
        Total expenses                           116          (3)        (219)          (88)        (194)
                                          ----------    ---------   ----------    ----------    ---------

Gain (loss) on sale of properties                  -         (57)           94         (144)        (107)
                                          ----------    ---------   ----------    ----------    ---------

Income (loss) before minority
interests and income taxes                $      249    $   (203)   $    (432)    $    (397)    $   (783)
                                          ==========    =========   ==========    ==========    =========



         (i) Reflects the effects of the historical operations of 7240 Parkway Drive prior to its acquisition on April 18, 2000.
         (ii) Reflects the effects of the historical operations of Minot Retail prior to its disposition on June 19, 2000.
         (iii)Reflects the effects of the historical operations of Tred Avon prior to its disposition on November 10, 2000.
         (iv) Reflects the effects of the historical operations of 3 Center Drive prior to its disposition on December 28, 2000.

(C) Reflects the effects of the historical operations of COMI and its subsidiaries, net of relevant elimination entries, prior to our purchase of the interests that we did not previously own on January 1, 2001.

(D) Reflects the effects of the historical operations of the State Farm Properties prior to their acquisition on May 14, 2001.

(E) Reflects the effects of the historical operations of 19 Commerce Drive prior to its disposition on June 18, 2001.

(F) Reflects the effects of the historical operations of the Airport Square Properties for the periods presented.

(G) Reflects the effects of the historical operations of the Gateway 63 Properties for the periods presented.

(H) Reflects the effects of the issuance of the Series D Preferred Shares, Series E Preferred Shares and Series F Preferred Shares as if such issuances and the resulting repayments of debt occurred at the beginning of the respective reporting periods.




                                                                                                   FOR THE SIX
                                                                             FOR THE YEAR         MONTH PERIOD
                                                                                 ENDED                ENDED
                                                                             DECEMBER 31,           JUNE 30,
                                                                                  2000                2001
                                                                                  ----                ----
       INTEREST EXPENSE:
                Series D Preferred Share issuance - $8,245 of proceeds used to pay down the Revolving Credit Facility, bearing interest on the outstanding balance at LIBOR plus 175 basis points, assuming a
                LIBOR rate of 6.4% per annum for 2000 and 5.34% per annum for
                the six months ended June 30, 2001.                             $      (672)      $       (48)

                Series E Preferred Share issuance - $26,950 of the proceeds used to pay down the Revolving Credit Facility, bearing interest on the outstanding balance at LIBOR plus 175 basis points, assuming a LIBOR rate of 6.4% per annum for 2000 and 5.34% per annum for
                the six months ended June 30, 2001.                                  (2,199)             (498)

                Series F Preferred Share issuance - $23,747 of the proceeds used to pay down the Revolving Credit Facility, bearing interest on the outstanding balance at LIBOR plus 175 basis points, assuming a LIBOR rate of 6.4% per annum for 2000 and 5.34% per annum for
                the six months ended June 30, 2001.                                  (1,934)             (835)
                                                                                ------------      ------------

                Total                                                           $    (4,805)      $    (1,381)
                                                                                ============       ===========


       PREFERRED SHARE DIVIDENDS:
                Series D Preferred Share issuance - 544,000 shares issued with an aggregate liquidation preference of $13,600, paying dividends
                at a yearly rate of 4% of such liquidation preference.          $        544      $         36

                Series E Preferred Share issuance- 1,150,000 shares issued with an aggregate liquidation preference of $28,750, paying dividends
                at a yearly rate of 10.25% of such liquidation preference.             2,947               778

                Series F Preferred Share issuance- 1,000,000 shares issued with an aggregate liquidation preference of $25,000, paying dividends
                at a yearly rate of 10% of such liquidation preference.                2,500             1,250
                                                                                ------------      ------------

                Total                                                           $      5,991      $      2,064
                                                                                ============      ============


(I) Adjustment to reverse interest income recognized by the Company from COMI and the associated expense recognized by COMI due to COMI being a consolidated subsidiary effective January 1, 2001.

(J) Pro forma adjustments are reflected below for additional interest expense resulting from acquisitions activity. Pro forma adjustments are also reflected below for decreases in historical interest expense resulting from property dispositions. Pro forma adjustments below associated with our Revolving Credit Facility, which bears interest at LIBOR plus 175 basis points, assumes a LIBOR rate of 6.4% per annum for the year ended December 31, 2000 and 5.34% per annum for the six months ended June 30, 2001.







                                                                                                   FOR THE SIX
                                                                             FOR THE YEAR         MONTH PERIOD
                                                                                 ENDED                ENDED
                        ADJUSTMENT TO INTEREST EXPENSE, NET OF                DECEMBER 31,           JUNE 30,

                        RELATED HISTORICAL AMOUNTS, AS A RESULT OF:               2000                2001
                        -------------------------------------------               ----                ----
                Proceeds borrowed under the Revolving Credit Facility
                of $7,285 in connection with the acquisition of 7240
                Parkway Drive.                                               $        175         $          -

                Debt repaid in connection with the sale of Minot Retail in the amount of $2,432, bearing interest at 8% per
                annum.                                                               (93)                    -

                Debt repaid in connection with the sale of Tred Avon consisting of: (i) $2,756 mortgage loan payable on the property with an interest rate of LIBOR plus 1.75% and (ii) $2,000 under the
                Revolving Credit Facility.                                          (335)                    -


                                      F-10



                Debt repaid under the Revolving Credit Facility in connection with the sale of 3 Center Drive in the
                amount of $1,755.                                                   (142)                    -

                Proceeds borrowed under the Revolving Credit Facility
                of $12,915 in connection with the acquisition of the
                State Farm Properties.                                              1,051                  336

                Debt repaid in connection with the sale of 19 Commerce Drive consisting of: (i) a $7,000 mortgage loan payable on the
                property with an interest rate of LIBOR plus 1.75% and (ii)
                $4,550 on the Revolving Credit Facility.                            (382)                (224)

                Proceeds from debt in connection with the acquisition of the
                Airport Square Properties consisting of: (i) $16,215 borrowed under a mortgage loan payable bearing interest at LIBOR plus
                1.75 basis points; (ii) $13,200 borrowed under the Revolving
                Credit Facility; and (iii) $7,862 borrowed under a mortgage loan
                payable bearing interest at 7.18% per annum.                        2,961                1,314

                Proceeds from debt in connection with the acquisition of the
                Gateway 63 Properties consisting of: (i) $15,750 mortgage loan payable assumed bearing interest at the Prime rate; and (ii)
                $4,295 borrowed under the Revolving Credit Facility.                  557                  776
                                                                             ------------         ------------
                                                                                $   3,792         $      2,202
                                                                                =========         ============

(K) Pro forma depreciation expense adjustments are reflected on acquisitions based on a useful life of 40 years on the portion of the acquisition attributable to the building. Pro forma amortization expense adjustments are reflected assuming pro forma deferred financing fees are amortized over the life of the related loans. Pro forma depreciation and amortization expense adjustments on dispositions are reflected based on historical amounts.





                                                                                                   FOR THE SIX
                                                                             FOR THE YEAR         MONTH PERIOD
                        ADJUSTMENT TO DEPRECIATION AND                           ENDED                ENDED
                        AMORTIZATION EXPENSE, NET OF RELATED                 DECEMBER 31,           JUNE 30,
                        HISTORICAL AMOUNTS, AS A RESULT OF:                      2000                 2001
                        -----------------------------------                      ----                 ----
       DEPRECIATION EXPENSE:
                7240 Parkway Drive                                              $         44      $          -

                Minot Retail                                                            (31)                 -

                Tred Avon                                                              (105)                 -

                3 Center Drive                                                          (51)                 -


                                               F-11


                State Farm Properties                                                    132               110

                19 Commerce Drive                                                      (158)             (109)

                Airport Square Properties                                                905               453

                Gateway 63 Properties                                                    471               235

       AMORTIZATION OF DEFERRED FINANCING FEES RELATED TO:
                Minot Retail                                                             (1)                 -

                Tred Avon                                                               (31)                 -

                19 Commerce Drive                                                          -              (85)

                Airport Square Properties                                                205                 8
                                                                             ---------------      ------------

                                                                                $      1,380      $        612
                                                                                ============      ============


(L) Adjustment to reverse income recorded for the Operating Partnership's investment in COMI under the equity method of accounting during 2000.

(M) Adjustment for distributions on additional Preferred Units issued in connection with a 1999 property acquisition.

(N) Adjustment for minority interests' share of pro forma adjustments made to the Operating Partnership.

(O) Adjustment to reverse income recorded for our investment in certain of the Airport Square Properties under the equity method of accounting during 2001.


4. ESTIMATED TWELVE-MONTH PRO FORMA STATEMENT OF TAXABLE NET OPERATING INCOME AND OPERATING FUNDS AVAILABLE

The following unaudited statement is a pro forma estimate for a twelve-month period of taxable income and operating funds available for the Company. The unaudited pro forma statement is based on the Company's historical operating results for the year ended December 31, 2000 adjusted as if the following transactions had occurred on January 1, 2000: (i) the acquisition of 7240 Parkway Drive, (ii) the acquisition of the State Farm Properties, (iii) the acquistion of the Airport Properties as reported herein, and (iv) the acquistion of the Gateway 63 Properties as reported herein.

This estimated twelve-month pro forma statement of taxable net operating income and operating funds available is based upon the historical results of operations of the Company for the year ended December 31, 2000. This information should be read in conjunction with the proforma condensed balance sheet and the pro forma condensed statement of operations of the Company set forth elsewhere herein and the historical financial statements and notes thereto of the Company included in the Corporate Office Properties Trust Form 10-K for the year ended December 31, 2000, the Airport Square Properties Statement of Revenue and Certain Expenses and the Gateway 63 Properties Statement of Revenue and Certain Expenses included in their Form 8-K.

Estimate of Taxable Net Operating Income
-----------------------------------------
Historical earnings from operations, exclusive of depreciation
  and amortization and Preferred Share dividends (1)             $ 33,646
Historical earnings from operations, exclusive of depreciation and amortization (2)
      7240 Parkway Drive                                               46
      State Farm Properties                                           192
      Airport Square Properties                                       226
      Gateway 63 Properties                                           236

Estimated tax basis depreciation and amortization (3)
  Historical tax basis depreciation and amortization              (16,671)
  7240 Parkway Drive                                                  (45)
  State Farm Properties                                              (136)
  Airport Square Properties                                          (929)
  Gateway 63 Properties                                              (483)

Other historical tax adjustments                                   (3,365)
                                                                 --------
Pro Forma taxable operating income before dividends deduction      12,717
Dividends deduction (4)                                           (18,917)
                                                                 --------
Excess of dividends over pro forma taxable operating income      $ (6,200)
                                                                 ========

Estimate of Pro Forma Operating Funds Available (5)
---------------------------------------------------
Pro Forma taxable operating income before dividends deduction    $ 12,717
Add pro forma tax basis depreciation and amortization              18,264
                                                                 --------
Estimate of pro forma operating funds available                  $ 30,981
                                                                 ========

(1) The historical earnings from operations represents the Company's net income from continuing operations as adjusted for depreciation and amortization for the year ended December 31, 2000 reflected in the historical financial statements.

(2) The historical earnings from operations represents the pro forma results of 7240 Parkway Drive, the State Farm Properties, the Airport Square Properties and the Gateway 63 Properties reported net of related interest and minority interest expense.

(3) The estimated tax basis depreciation reported is based upon the historic gross depreciation and amortization as reported in income tax returns filed by the Company and its consolidated subsidiaries. Adjustments are provided for 7240 Parkway Drive, the State Farm Properties, the Airport Square Properties and the Gateway 63 Properties based upon the original purchase price allocated to the buildings, depreciated on a straight-line basis over 39 year lives.

(4) The dividends deduction is based on the historical dividends reported for the year ended December 31, 2000.

(5) Operating funds available does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To Airport Square Properties

We have audited the accompanying statement of revenue and certain expenses of the Airport Square Properties (the "Properties") as described in Note 1 for the year ended December 31, 2000. This historical statement is the responsibility of the Properties' management; our responsibility is to express an opinion on this historical statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion on Form 8-K of Corporate Office Properties Trust as described in Note 2, and is not intended to be a complete presentation of the Properties' revenue and expenses.

In our opinion, the historical statement referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2, of the Airport Square Properties for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Baltimore, Maryland
September 4, 2001

AIRPORT SQUARE PROPERTIES
STATEMENT OF REVENUE AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------

Revenue
    Base rents                                                        $4,748,064
    Tenant reimbursements                                                373,916
                                                                      ----------
             Total revenue                                             5,121,980
                                                                      ----------
Certain expenses
    Property operating expenses
      Utilities                                                          451,701
      Property taxes                                                     304,472
      Cleaning                                                           198,765
      Management fees                                                    139,962
      Other operating expenses                                           178,496
                                                                      ----------
             Total property operating                                  1,273,396
    Repairs and maintenance                                              526,731
                                                                      ----------
             Total certain expenses                                    1,800,127
                                                                      ----------
Revenues in excess of certain expenses                                $3,321,853
                                                                      ==========



   The accompanying notes are an integral part of these financial statements.

AIRPORT SQUARE PROPERTIES
STATEMENT OF REVENUE AND CERTAIN EXPENSES
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
-------------------------------------------------------------------------------

Revenue
    Base rents                                                        $3,101,017
    Tenant reimbursements                                                235,226
                                                                      ----------
             Total revenue                                             3,336,243
                                                                      ----------
Certain expenses
    Property operating expenses
      Utilities                                                          209,835
      Property taxes                                                     173,083
      Cleaning                                                           118,233
      Management fees                                                     78,616
      Other operating expenses                                           111,058
                                                                      ----------
             Total property operating                                    690,825
    Repairs and maintenance                                              243,828
                                                                      ----------
             Total certain expenses                                      934,653
                                                                      ----------
Revenues in excess of certain expenses                                $2,401,590
                                                                      ==========

   The accompanying notes are an integral part of these financial statements.

AIRPORT SQUARE PROPERTIES
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

 1.   BUSINESS

      The accompanying statement of revenue and certain expenses relates to the operations of Airport Square Properties (the "Properties"), consisting of the revenue and certain expenses of six buildings totaling 411,755 square feet located in Linthicum, Maryland.

 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      BASIS OF PRESENTATION
      The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission in contemplation of Corporate Office Properties Trust acquiring the Properties. The statement is not representative of the actual operations of the Properties for the period presented nor indicative of future operations as certain expenses, primarily depreciation, amortization, and interest expense, which may not be comparable to the expenses expected to be incurred by Corporate Office Properties Trust in future operations of the Properties, have been excluded.

      REVENUE AND EXPENSE RECOGNITION
      Revenue is recognized on a straight-line basis over the terms of the relate lease. Expenses are recognized in the period in which they are incurred.

      USED OF ESTIMATES
      The preparation of this historical statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results may differ from these estimates.

      MAJOR TENANTS
      During 2000, 56% of the Properties' total rental revenue was earned from 3 major tenants, each of which amounted to over 10% of total rental revenue. Rental revenue earned from these 3 tenants for the year ended December 31, 2000 was approximately $1,420,000, $730,000 and $508,000, respectively.

AIRPORT SQUARE PROPERTIES
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

 3.   RENTALS

      The Properties have entered into non-cancelable tenant leases, with expiration dates ranging from January 2000 to April 2011. Such leases provide that tenants will share in operating expenses and real estate taxes on a pro rata basis, as defined in the leases. Future minimum rentals as of December 31, 2000, to be received under these tenant leases are as follows:

      2001                                         $ 5,535,544
      2002                                           5,305,256
      2003                                           4,645,510
      2004                                           4,595,415
      2005                                           3,396,884
      Thereafter                                    11,627,620
                                                   -----------
                                                   $35,106,229
                                                   ===========


      Amounts in this schedule of future minimum rentals includes $622,500 of future rents associated with a tenant that declared bankruptcy subsequent to the year ended December 31, 2000.


 4.   UNAUDITED INTERIM STATEMENT

      The statement of revenue and certain expenses for the six months ended June 30, 2001 is unaudited. As a result, this interim statement should be read in conjunction with the statement and notes included in the December 31, 2000 statement of revenue and certain expenses. The interim statement reflects all adjustments which we believe are necessary for the fair presentation of our statement of revenue and certain expenses for the interim period presented. These adjustments are of a normal recurring nature. The statement of revenue and certain expenses for such interim period is not necessarily indicative of the results for a full year.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To Gateway 63 Properties

We have audited the accompanying statement of revenue and certain expenses of the Gateway 63 Properties (the "Properties") as described in Note 1 for the year ended December 31, 2000. This historical statement is the responsibility of the Properties' management; our responsibility is to express an opinion on this historical statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion on Form 8-K of Corporate Office Properties Trust) as described in Note 2, and is not intended to be a complete presentation of the Properties' revenue and expenses.

In our opinion, the historical statement referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2, of the Gateway 63 Properties for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.



/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Baltimore, Maryland
September 4, 2001

GATEWAY 63 PROPERTIES
STATEMENT OF REVENUE AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------

Revenue
    Base rents                                                        $1,004,400
    Tenant reimbursements                                                 82,998
    Miscellaneous income                                                    --
                                                                      ----------
             Total revenue                                             1,087,398
                                                                      ----------
Certain expenses
    Property operating expenses
      Property taxes                                                      50,176
      Management fees                                                     24,808
      Utilities                                                           22,396
      Other operating expenses                                             8,994
                                                                      ----------
             Total property operating                                    106,374
Repairs and maintenance                                                   46,821
                                                                      ----------
             Total certain expenses                                      153,195
                                                                      ----------
Revenue in excess of certain expenses                                 $  934,203
                                                                      ==========


   The accompanying notes are an integral part of these financial statements.

GATEWAY 63 PROPERTIES
STATEMENT OF REVENUE AND CERTAIN EXPENSES
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
-------------------------------------------------------------------------------


Revenue
    Base rents                                                        $1,583,799
    Tenant reimbursements                                                196,231
    Miscellaneous income                                                      60
                                                                      ----------
             Total revenue                                             1,780,090
                                                                      ----------
Certain expenses
    Property operating expenses
      Property taxes                                                     106,066
      Management fees                                                     39,715
      Utilities                                                           30,750
      Other operating expenses                                             3,572
                                                                      ----------
             Total property operating                                    180,103
Repairs and maintenance                                                   73,341
                                                                      ----------
             Total certain expenses                                      253,444
                                                                      ----------
Revenue in excess of certain expenses                                 $1,526,646
                                                                      ==========

   The accompanying notes are an integral part of these financial statements.

GATEWAY 63 PROPERTIES
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


 1.   BUSINESS

      The accompanying statement of revenue and certain expenses relates to the operations of Gateway 63 Properties (the "Properties"), consisting of the revenue and certain expenses of four buildings totaling 187,132 square feet located in Columbia, Maryland.


 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      BASIS OF PRESENTATION
      The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission in contemplation of Corporate Office Properties Trust acquiring the Properties. The statement is not representative of the actual operations of the Properties for the period presented nor indicative of future operations as certain expenses, primarily depreciation, amortization, and interest expense, which may not be comparable to the expenses expected to be incurred by Corporate Office Properties Trust in future operations of the Properties, have been excluded.

      REVENUE AND EXPENSE RECOGNITION
      Revenue is recognized on a straight-line basis over the terms of the relate lease. Expenses are recognized in the period in which they are incurred.

      USED OF ESTIMATES
      The preparation of this historical statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results may differ from these estimates.

      MAJOR TENANTS
      During 2000, 97% of the Properties' total rental revenue was earned from 2 major tenants, each of which amounted to over 10% of total rental revenue. Rental revenue earned from these 2 tenants for the year ended December 31, 2000 was approximately $787,011 and $183,478, respectively.


 3.   RENTALS

      The Properties have entered into non-cancelable tenant leases, with expiration dates ranging from 2005 to 2011. Such leases provide that tenants will share in operating expenses and real estate taxes on a pro rata basis, as defined in the leases. Future minimum rentals as of December 31, 2000, to be received under these tenant leases are as follows:

       2001                                            $ 2,735,483
       2002                                              3,030,145
       2003                                              3,073,196
       2004                                              3,153,316
       2005                                              3,080,615
       Thereafter                                       14,443,605
                                                       -----------
                                                       $29,516,360
                                                       ===========

GATEWAY 63 PROPERTIES
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

 4.   UNAUDITED INTERIM STATEMENT

      The statement of revenue and certain expenses for the six months ended June 30, 2001 is unaudited. As a result, this interim statement should be read in conjunction with the statement and notes included in the December 31, 2000 statement of revenue and certain expenses. The interim statement reflects all adjustments which we believe are necessary for the fair presentation of our statement of revenue and certain expenses for the interim period presented. These adjustments are of a normal recurring nature. The statement of revenue and certain expenses for such interim period is not necessarily indicative of the results for a full year.